(BULL LOGO)
Merrill Investment Managers


Semi-Annual Report
September 30, 2002


CMA New Jersey
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA New Jersey Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



TO OUR SHAREHOLDERS:


For the six months ended September 30, 2002, CMA New Jersey
Municipal Money Fund paid shareholders a net annualized yield of ..88%.* As of September 30, 2002, the Fund's 7-day yield was 1.06%.


Economic Environment
Since our last report to shareholders, U.S. financial markets were dominated by the news of corporate scandal, weaker domestic economic growth and the increasing possibility of a military confrontation with Iraq. U.S. Treasury securities thrived in this environment, especially in the two-year - 10-year range, with the yields on two-year and five-year notes falling by approximately two percentage points, while the yield on 10-year notes fell by 1.7 percentage points. Conversely, equity markets suffered substantial losses with the Dow Jones Industrial Average, NASDAQ Composite Index and Standard & Poor's 500 Index all losing more than a quarter of their value since March 31, 2002. The only bright spots remaining in the economy were vehicle sales and housing as 0% financing auto loans and historically low mortgage rates continued to fuel growth in these two sectors. The Federal Reserve Board left short-term interest rates un-changed during the six-month period ended September 30, 2002, with the target Federal Funds rate ending the period where it began at 1.75%. The Federal Reserve Board's stated bias during the first half of the period was "neutral," but as the period progressed and economic indicators softened, the bias shifted to "conditions favoring weakness" at the August 2002 meeting. This shift, which was maintained at the September 2002 meeting, may be a precursor to further interest rate cuts in the upcoming months should conditions fail to improve.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Specific to New Jersey, the state's economy remained sluggish during the period as employers continued to shed telecommunications, finance and manufacturing jobs because of soft demand. The state's financial picture worsened with a widening budget deficit forcing the legislature to implement several one-time measures to balance the current budget. Despite the recent downturn, ratings agencies continue to cite the state's above-average income levels and conservative fiscal policies as positives moving forward and New Jersey's current long-term debt rating remains strong in the AA range.


Investment Strategy
During the six-month period ended September 30, 2002, we pursued a neutral investment strategy, maintaining the Fund's average portfolio maturity primarily in the 40-day - 50-day range. We continued to focus on the fixed coupon municipal note sector, increasing our holdings in this sector to 22% of assets from 19% at the onset of the period. Our largest note transaction during the period was the $25 million purchase of the State of New Jersey tax and revenue anticipation notes. New Jersey borrowed a record $1.9 billion in the short-term municipal market as tax revenues continued to run well below projected levels. The proceeds from this issue should allow the state to meet its financial obligations through June 2003. This issue, which received the highest short-term ratings from the ratings agencies, provided the Fund with solid credit quality, increased asset diversification and an attractive yield of 1.50% to June 2003. Finally, the Fund's portfolio strategy and asset allocation during the six-month period ended September 30, 2002 provided shareholders with a well-diversified portfolio of high credit quality securities, a stable net asset value and a competitive return when compared to similar investment alternatives.

Looking ahead, we expect that the strength of economic data released through year end will significantly influence the overall direction of interest rates in the upcoming months. Further softness in key indicators may convince the Federal Reserve Board that additional interest rate cuts are necessary to spur growth. Finally, we believe the Fund remains well positioned should market conditions present attractive opportunities to extend the average portfolio maturity.


In Conclusion
We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and
Portfolio Manager



October 28, 2002


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002                                                          (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                   Value
New Jersey--       $  3,623   Bayonne, New Jersey, Bond Anticipation Notes, GO, Refunding, 3% due
70.1%                         7/11/2003                                                                      $     3,651
                      4,000   Bayonne, New Jersey, GO, TAN, 2.75% due 7/29/2003                                    4,028
                              Bayonne, New Jersey, GO, Temporary Notes, Refunding:
                      4,754     2.50% due 12/11/2002                                                               4,760
                     12,382     3% due 7/11/2003                                                                  12,481
                     14,000   Bayonne, New Jersey, Municipal Utilities Authority, Revenue Refunding
                              Bonds (Water Project Notes), 5.35% due 6/26/2003                                    14,323
                      4,517   Bergenfield, New Jersey, GO, BAN, 2% due 3/18/2003                                   4,528
                      1,579   Bethlehem Township, New Jersey, GO, BAN, 2.50% due 6/24/2003                         1,588
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (e):
                      2,500     (Harvest Village Senior Redevelopment Project), Series A, 1.85% due
                                7/01/2029                                                                          2,500
                      1,205     (Jewish Community Center Project), 1.65% due 12/01/2010                            1,205
                     13,900     (Parkview Redevelopment Housing Project), AMT, 1.65% due
                                7/01/2026                                                                         13,900
                      2,345   Camden County, New Jersey, Improvement Authority, Special Revenue Bonds,
                              VRDN, 1.78% due 9/01/2026 (e)                                                        2,345
                      5,367   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 1.59% due 10/01/2017 (d)(e)            5,367
                      7,990   Cranford Township, New Jersey, BAN, 2.75% due 1/17/2003                              8,015
                     19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 1.63%
                              due 2/15/2007 (e)                                                                   19,970
                     13,853   Florham Park, New Jersey, Board of Education, GO, Temporary Notes,
                              2.60% due 10/15/2002                                                                13,860
                      5,000   Howell Township, New Jersey, GO,TAN, 2.25% due 2/18/2003                             5,014
                     50,810   Hudson County, New Jersey, COP, MERLOTS, VRDN, Series A35, 1.65% due
                              12/01/2021 (d)(e)                                                                   50,810
                     45,340   Hudson County, New Jersey, Improvement Authority Revenue Bonds
                              (Essential Purpose Pooled Government), VRDN, 1.60% due 7/15/2026 (e)                45,340
                      9,230   Jersey City, New Jersey, GO, BAN, 2.25% due 2/28/2003                                9,252
                     14,445   Jersey City, New Jersey, GO, Refunding, 2.75% due 7/02/2003                         14,541
                      1,800   Lakewood Township, New Jersey, GO, BAN, 2.25% due 4/25/2003                          1,806
                      5,686   Maywood, New Jersey, GO, BAN, 2.60% due 6/13/2003                                    5,718
                     24,100   Mercer County, New Jersey, GO, BAN, 2.65% due 11/20/2002                            24,126
                      2,280   Mercer County, New Jersey, Improvement Authority Revenue Bonds (Mercer
                              Inc. Project), VRDN, 1.65% due 12/01/2018 (e)                                        2,280
                     16,500   Middlesex County, New Jersey, GO, Refunding, BAN, 2.60% due 1/15/2003               16,548
                      8,350   Moorestown Township, New Jersey, GO, BAN, 3% due 5/29/2003                           8,412
                              Municipal Securities Trust Certificates, New Jersey, Revenue Bonds, VRDN,
                              Class A (c)(e):
                     14,075     Series 1998-64, 1.70% due 1/01/2012                                               14,075
                     10,845     Series 2000-107, 1.15% due 5/19/2009                                              10,845



Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
DATES      Daily Adjustable Tax-Exempt Securities
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
MERLOTS    Municipal Extendible Receipt Liquidity
           Option Tender Securities
MSTR       Municipal Securities Trust Receipts
TAN        Tax Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)                                              (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                   Value
New Jersey         $ 12,000   Neptune Township, New Jersey, Sewer Authority, GO, Project Notes, 3%
(continued)                   due 1/21/2003                                                                  $    12,047
                      8,200   New Brunswick, New Jersey, Parking Authority Revenue Bonds
                              (Project Notes), 2.30% due 12/20/2002                                                8,202
                              New Jersey EDA, EDR, Refunding (e):
                     24,000     (Airis Newark LLC Project), ARCS, AMT, 1.50% due 1/01/2019 (a)                    24,000
                      4,400     (Jewish Community Foundation Metro West), VRDN, 1.35% due 12/01/2018               4,400
                              New Jersey EDA, EDR, VRDN (e):
                      2,385     (CVC Specialty Chemicals), AMT, 1.75% due 5/01/2011                                2,385
                      9,100     (Diocese of Metuchen), 1.65% due 3/01/2026                                         9,100
                     20,100     (ENCAP Golf Holdings LLC), AMT, Series A, 1.65% due 10/01/2026                    20,100
                     33,000     (ENCAP Golf Holdings LLC), AMT, Series B, 1.65% due 10/01/2011                    33,000
                      3,300     (Eatem Realty Company), AMT, 1.75% due 9/01/2013                                   3,300
                      8,275     (MZR Real Estate LP Project), AMT, 1.70% due 12/01/2026                            8,275
                      4,175     (PB Tower & Metro Project), AMT, Series A, 1.75% due 11/01/2026                    4,175
                      2,335     (PB Tower & Metro Project), AMT, Series B, 1.75% due 11/01/2011                    2,335
                      1,080     (Park Lane Association Project), AMT, 1.75% due 4/01/2010                          1,080
                      2,560     (Wyckoff Family YMCA Project), 1.70% due 10/01/2017                                2,560
                      5,000   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home),
                              VRDN, Series C, 1.70% due 11/01/2011 (e)                                             5,000
                      4,000   New Jersey EDA, IDR, EDR (Tru Urban Renewal Co.), DATES, 1.70%
                              due 4/01/2019 (e)                                                                    4,000
                        800   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 2%
                              due 6/01/2006 (e)                                                                      800
                     11,300   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds
                              (New Jersey Natural Gas Co. Project), VRDN, AMT, Series A, 2% due
                              8/01/2030 (a)(e)                                                                    11,300
                              New Jersey EDA, Revenue Bonds, CP:
                     28,600     (Chambers Cogeneration Project), Series 91, 1.25% due 10/01/2002                  28,600
                     31,700     (Keystone Energy), 1.25% due 10/01/2002                                           31,700
                              New Jersey EDA, Revenue Bonds, VRDN (e):
                      3,520     (Accurate Box Co. Inc. Project), AMT, 1.70% due 11/01/2009                         3,520
                      2,045     (The Arc of Somerset County Inc.), 1.65% due 7/01/2020                             2,045
                      4,430     (Cozzoli Enterprises LLC Project), AMT, 1.70% due 3/01/2022                        4,430
                        900     (Economic Growth-Patterson), AMT, 1.65% due 1/01/2005                                900
                      2,100     (Economic Growth-Patterson), AMT, 1.65% due 1/01/2016                              2,100
                      9,800     (Hoffman-La Roche Inc. Project), AMT, 1.80% due 11/01/2011                         9,800
                      2,100     (Jewish Family Service), 1.65% due 2/01/2022                                       2,100
                      4,105     (Ocean County YMCA Inc. Project), 1.65% due 9/01/2021                              4,105
                      3,725     (Urban League Project), 1.65% due 8/01/2019                                        3,725
                      3,150     (YMCA of Montclair Project), 1.65% due 6/01/2022                                   3,150
                     12,650   New Jersey EDA, Water Facilities Revenue Refunding Bonds
                              (United Water of New Jersey Inc. Project), VRDN, AMT, Series C, 1.95%
                              due 11/01/2025 (a)(e)                                                               12,650



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONTINUED)                                              (IN THOUSANDS)

                      Face
State                Amount                              Issue                                                   Value
New Jersey         $ 14,595   New Jersey Health Care Facilities Financing Authority Revenue Bonds,
(concluded)                   FLOATS, Series 702, 1.68% due 7/01/2014 (d)(e)                                 $    14,595
                              New Jersey Health Care Facilities Financing Authority Revenue Bonds,
                              VRDN (e):
                      2,000     (Capital Health System Inc. Computer Program), Series A-3, 1.65%
                                due 7/01/2021                                                                      2,000
                      8,000     (Meridian Hospitals Corp. Computer Program), Series A-1, 1.65%
                                due 7/01/2011                                                                      8,000
                      3,000     (Wiley Mission Project), 1.54% due 7/01/2029                                       3,000
                     28,000   New Jersey Sports and Exposition Authority, State Contract Revenue
                              Refunding Bonds, VRDN, Series B-1, 1.60% due 3/01/2021 (d)(e)                       28,000
                     40,145   New Jersey State Educational Facilities Authority, Revenue Refunding
                              Bonds (College of New Jersey), VRDN, Series A, 1.65% due 7/01/2029 (a)(e)           40,145
                     25,000   New Jersey State, TRAN, 3% due 6/12/2003                                            25,258
                     15,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 1.60% due 1/01/2018 (b)(e)                                          15,000
                      5,235   Newark, New Jersey, GO, BAN, 2.50% due 8/01/2003                                     5,268
                      4,750   Newark, New Jersey, GO, Refunding (ROC-II-R), Series 156, 2% due
                              12/15/2012 (d)(e)                                                                    4,750
                     13,905   Passaic County, New Jersey, Utilities Authority, Solid Waste Disposal
                              Revenue Refunding Bonds, Series A, 2.25% due 2/28/2003                              13,919
                      4,670   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue
                              Refunding Bonds, 6.40% due 12/15/2002 (b)(f)                                         4,810
                      3,588   Princeton Borough, New Jersey, GO, BAN, 2.50% due 6/26/2003                          3,612
                      7,100   Rutgers State University, New Jersey, Revenue Refunding Bonds, VRDN,
                              Series A, 1.70% due 5/01/2018 (e)                                                    7,100
                      7,300   Salem County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (E.I. du Pont de Nemours), VRDN, 1.45%
                              due 3/01/2012 (e)                                                                    7,300
                      7,935   Trenton, New Jersey, GO, Temporary Notes, 2.75% due 12/19/2002                       7,948
                      7,900   Union County Improvement Authority, Mortgage Revenue Bonds (Cedar
                              Glen Housing Corporation), VRDN, AMT, Series A, 1.60% due 12/15/2034 (e)             7,900
                      2,549   Woodbridge Township, New Jersey, GO, BAN, Refunding, 2.50% due 7/08/2003             2,568

New York/                     Port Authority of New York and New Jersey, CP:
New Jersey--         27,800     1.30% due 10/08/2002                                                              27,800
24.0%                16,120     1.25% due 11/13/2002                                                              16,120
                      4,450     Series A & B, 1.30% due 10/09/2002                                                 4,450
                     23,357     Series A & B, 1.30% due 11/07/2002                                                23,357
                     23,090   Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                              FLOATS, AMT, Series 693, 1.68% due 12/15/2032 (a)(e)                                23,090
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Refunding Bonds (Versatile Structure Obligation), VRDN (e):
                     42,000     AMT, Series 1R, 1.85% due 8/01/2028                                               42,000
                     43,150     AMT, Series 4, 1.90% due 4/01/2024                                                43,150
                     28,850     AMT, Series 6, 1.90% due 12/01/2017                                               28,850
                      2,800     Series 2, 1.80% due 5/01/2019                                                      2,800
                     51,690     Series 3, 1.80% due 6/01/2020                                                     51,690
                      6,300     Series 5, 1.80% due 8/01/2024                                                      6,300



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2002 (CONCLUDED)                                              (IN THOUSANDS)
<CAPTIOPN>

                      Face
                     Amount                              Issue                                                   Value
Puerto                        Government Development Bank, Puerto Rico, CP:
Rico--5.5%         $  6,960     1.25% due 10/11/2002                                                         $     6,960
                      8,256     1.30% due 10/25/2002                                                               8,256
                     26,500     1.40% due 11/06/2002                                                              26,500
                     20,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR, VRDN,
                              Series SGA-43, 1.65% due 7/01/2022 (d)(e)                                           20,000

                              Total Investments (Cost--$1,118,668*)--99.6%                                     1,118,668
                              Other Assets Less Liabilities--0.4%                                                  4,761
                                                                                                             -----------
                              Net Assets--100.0%                                                             $ 1,123,429
                                                                                                             ===========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(f)Prerefunded.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2002
Assets:
Investments, at value (identified cost--$1,118,667,997)                                                  $ 1,118,667,997
Cash                                                                                                             406,743
Interest receivable                                                                                            4,342,630
Prepaid registration fees and other assets                                                                       780,720
                                                                                                         ---------------
Total assets                                                                                               1,124,198,090
                                                                                                         ---------------

Liabilities:
Payables:
  Investment adviser                                                                  $       439,963
  Distributor                                                                                 286,888            726,851
                                                                                      ---------------
Accrued expenses and other liabilities                                                                            42,357
                                                                                                         ---------------
Total liabilities                                                                                                769,208
                                                                                                         ---------------

Net Assets                                                                                               $ 1,123,428,882
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   112,336,481
Paid-in capital in excess of par                                                                           1,011,028,001
Undistributed realized capital gains--net                                                                         64,400
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,123,364,809 shares of
beneficial interest outstanding                                                                          $ 1,123,428,882
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Investment Income:
Interest and amortization of premium and discount earned                                                 $     8,980,417

Expenses:
Investment advisory fees                                                              $     2,691,566
Distribution fees                                                                             746,864
Accounting services                                                                           106,947
Transfer agent fees                                                                            62,693
Professional fees                                                                              30,596
Registration fees                                                                              14,855
Custodian fees                                                                                 14,753
Printing and shareholder reports                                                               14,298
Trustees' fees and expenses                                                                     5,355
Pricing fees                                                                                    4,901
Other                                                                                          10,111
                                                                                      ---------------
Total expenses                                                                                                 3,702,939
                                                                                                         ---------------
Investment income--net                                                                                         5,277,478
Realized Gain on Investments--Net                                                                                 64,400
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                     $     5,341,878
                                                                                                         ===============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Six          For the
                                                                                        Months Ended        Year Ended
                                                                                       September 30,        March 31,
Increase (Decrease) in Net Assets:                                                          2002               2002
Operations:
Investment income--net                                                                $     5,277,478    $    20,689,307
Realized gain on investments--net                                                              64,400             18,370
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                        5,341,878         20,707,677
                                                                                      ---------------    ---------------

Dividends & Distributions to Shareholders:
Investment income--net                                                                    (5,277,478)       (20,689,307)
Realized gain on investments--net                                                             (7,868)                 --
                                                                                      ---------------    ---------------
Net decrease in net assets resulting from dividends and distributions to
shareholders                                                                              (5,285,346)       (20,689,307)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        1,637,453,203      3,814,205,798
Value of shares issued to shareholders in reinvestment of dividends and
distributions                                                                               5,285,175         20,686,417
                                                                                      ---------------    ---------------
                                                                                        1,642,738,378      3,834,892,215
Cost of shares redeemed                                                               (1,786,298,266)    (3,877,372,797)
                                                                                      ---------------    ---------------
Net decrease in net assets derived from beneficial interest transactions                (143,559,888)       (42,480,582)
                                                                                      ---------------    ---------------
Net Assets:
Total decrease in net assets                                                            (143,503,356)       (42,462,212)
Beginning of period                                                                     1,266,932,238      1,309,394,450
                                                                                      ---------------    ---------------
End of period                                                                         $ 1,123,428,882    $ 1,266,932,238
                                                                                      ===============    ===============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                For the Six
provided in the financial statements.             Months Ended
                                                 September 30,                 For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               2002           2002           2001           2000           1999
Per Share Operating Performance:
Net asset value, beginning of period              $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income--net                                   .01            .02            .03            .03            .03
Realized gain on investments--net                       --++           --++           --++           --++           --++
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                         .01            .02            .03            .03            .03
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net                               (.01)          (.02)          (.03)          (.03)          (.03)
  Realized gain on investments--net                     --++             --             --             --             --
                                                  ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                      (.01)          (.02)          (.03)          (.03)          (.03)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========


Total Investment Return                                .88%*          1.66%          3.35%          2.74%          2.71%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses                                               .62%*           .62%           .62%           .64%           .66%
                                                  ==========     ==========     ==========     ==========     ==========
Investment income--net                                 .88%*          1.68%          3.27%          2.71%          2.65%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)          $1,123,429     $1,266,932     $1,309,394     $1,085,988     $1,017,235
                                                  ==========     ==========     ==========     ==========     ==========

*Annualized.
++Amount is less than $.01 per share.

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended September 30, 2002, the Fund reimbursed FAM $12,005 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kenneth A. Jacob--Senior Vice President
John M. Loffredo--Senior Vice President
Steven T. Lewis--Vice President
Donald C. Burke--Vice President
   and Treasurer
Phillip S. Gillespie--Secretary



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*


*For inquiries regarding your CMA account, call 800-CMA-INFO
(800-262-4636).